UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Good Times Restaurants Inc., a Nevada corporation (“GTIM” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2018 Annual Meeting of Shareholders, which is not yet scheduled, and at any and all adjournments or postponements thereof (the “Annual Meeting”).  GTIM has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the Annual Meeting.

Press Release Issued on November 16, 2017

Attached hereto is GTIM’s press release issued on November 16, 2017 confirming that it has received a notice from Delta Partners, LP and REIT Redux LP of their intention to nominate seven candidates to stand for election to GTIM’s Board of Directors at the Annual Meeting.

Important Additional Information and Where to Find It

GTIM and certain of its directors, executive officers and employees are deemed to be participants in the solicitation of proxies from GTIM’s shareholders in connection with the Annual Meeting. GTIM plans to file a proxy statement and accompanying form of BLUE proxy card with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT GTIM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Such information can also be found in GTIM’s proxy statement for its 2017 Annual Meeting of Shareholders, filed with the SEC on December 27, 2016. To the extent holdings of GTIM’s securities have changed since the amounts shown in the definitive proxy statement for the 2017 Annual Meeting of Shareholders, such changes have been or will be reflected in filings with the SEC, including Initial Statements of Beneficial Ownership on Form 3, Statements of Changes in Ownership on Form 4 and Schedule 13Ds or Schedule 13Gs.

Shareholders will be able to obtain, free of charge, copies of the Proxy Statement (including any amendments or supplements thereto), the BLUE proxy card and any other documents to be filed by GTIM with the SEC in connection with the Annual Meeting at the SEC’s website (www.sec.gov), at GTIM’s website (www.goodtimesburgers.com) or by writing to the Company’s Corporate Secretary at Good Times Restaurants Inc., 141 Union Boulevard, #400, Lakewood, Colorado 80228, or by telephone at (303) 384-1400.

FOR IMMEDIATE RELEASE
November 16, 2017	Nasdaq Capital Markets - GTIM

Good Times Restaurants Inc. Confirms Receipt of Delta Partners, LP and REIT Redux LP Notice

(DENVER, CO) Good Times Restaurants Inc. (NASDAQ: GTIM) (the “Company” or “Good Times”) today confirmed that it has received a notice from Delta Partners, LP and REIT Redux LP nominating seven persons for election to the Company’s Board of Directors at its 2018 Annual Meeting of Shareholders, consisting of four persons currently on the Board of Directors (two of which are representatives of Delta Partners and REIT Redux) and three additional persons who are not currently members of the Board of Directors. The Good Times Board of Directors will present its formal recommendation regarding Director nominations in the Company’s definitive proxy statement to be filed with the Securities and Exchange Commission in connection with the Good Times 2018 Annual Meeting of Shareholders. The Company’s 2018 Annual Meeting of Shareholders is not yet scheduled and shareholders are not required to take any action at this time.

Good Times welcomes constructive feedback from its shareholders. Good Times regularly meets with and engages in constructive dialog with its shareholders to understand their perspectives on the Company’s operations and long-term strategic growth plan. The current majority of the Good Times Board of Directors and its management team are confident that they are pursuing the right strategy to enhance value for all shareholders. As always, Good Times is committed to acting in the best interest of all shareholders and remains focused on growing its core businesses and building long-term shareholder value.

Important Additional Information and Where to Find It

The Company and certain of its directors, executive officers and employees are deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the 2018 Annual Meeting of Shareholders. The Company plans to file a proxy statement and accompanying form of BLUE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the 2018 Annual Meeting of Shareholders (the “Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Shareholders. Such information can also be found in the Company’s proxy statement for its 2017 Annual Meeting of Shareholders, filed with the SEC on December 27, 2016. To the extent holdings of the Company’s securities have changed since the amounts shown in the definitive proxy statement for the 2017 Annual Meeting of Shareholders, such changes have been or will be reflected in filings with the SEC, including Initial Statements of Beneficial Ownership on Form 3, Statements of Changes in Ownership on Form 4 and Schedule 13Ds or Schedule 13Gs.

Shareholders will be able to obtain, free of charge, copies of the Proxy Statement (including any amendments or supplements thereto), the BLUE proxy card and any other documents to be filed by the Company with the SEC in connection with the 2018 Annual Meeting of Shareholders at the SEC’s website (www.sec.gov), at the Company’s website (www.goodtimesburgers.com) or by writing to the Company’s Corporate Secretary at Good Times Restaurants Inc., 141 Union Boulevard, #400, Lakewood, Colorado 80228, or by telephone at (303) 384-1400.

*****

About Good Times Restaurants Inc.: Good Times Restaurants Inc. (GTIM) operates Good Times Burgers & Frozen Custard restaurants, a regional chain of quick-service restaurants located primarily in Colorado, and in its wholly owned subsidiary, Good Times Drive Thru Inc. Good Times provides a menu of high-quality all-natural hamburgers, 100% all-natural chicken tenderloins, fresh frozen custard, natural-cut fries, fresh lemonades and other unique offerings. Good Times currently operates and franchises a total of 38 Good Times Burgers & Frozen Custard restaurants.

GTIM owns, operates, franchises or licenses 26 Bad Daddy’s Burger Bar restaurants through its wholly owned subsidiaries. Bad Daddy’s Burger Bar is a full-service, upscale, “small box” restaurant concept featuring a chef-driven menu of gourmet signature burgers, chopped salads, appetizers and sandwiches with a full bar and a focus on a selection of craft microbrew beers in a high-energy atmosphere that appeals to a broad consumer base.

Good Times Forward Looking Statements: This press release contains forward-looking statements within the meaning of federal securities laws. The words “intend,” “may,” “believe,” “will,” “should,” “anticipate,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include such factors as the uncertain nature of current restaurant development plans and the ability to implement those plans and integrate new restaurants, delays in developing and opening new restaurants because of weather, local permitting or other reasons, increased competition, cost increases or shortages in raw food products, and other matters discussed under the “Risk Factors” section of Good Times’ Annual Report on Form 10-K for the fiscal year ended September 27, 2016 filed with the SEC. Although Good Times may from time to time voluntarily update its forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

Good Times Restaurants
Investor Relations Contacts:

Boyd E. Hoback, President and CEO, 303-384-1411
or
Ryan Zink, CFO, 303-384-1432
or
 Christi Pennington, 303-384-1440